UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05715

The Gabelli Convertible & Income Securities Fund Inc.

(Exact name of registrant as specified in charter)

One Corporate Center
Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

John C. Ball
Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end: September 30

Date of reporting period: March 31, 2026

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (OMB) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

The Gabelli Convertible and Income Securities Fund Inc.

Semiannual Report — March 31, 2026

(Y)our Portfolio Management Team

Mario J. Gabelli, CFA Chief Investment Officer	James A. Dinsmore, CFA Portfolio Manager BA, Cornell University MBA, Rutgers University

To Our Stockholders,

For the six months ended March 31, 2026, the net asset value (NAV) total return of The Gabelli Convertible and Income Securities Fund was 0.7%, compared to the total return of 0.7% for the Bloomberg Government/ Credit Bond Index. The total return for the Fund’s publicly traded shares was 9.6%. The Fund’s NAV per share was $4.14, while the price of the publicly traded shares closed at $4.28 on the New York Stock Exchange (NYSE). See page 3 for additional performance information.

Enclosed are the financial statements, including the schedule of investments, as of March 31, 2026.

Investment Objective (Unaudited)

The Gabelli Convertible and Income Securities Fund is a diversified, closed-end management investment company whose primary investment objective is to seek a high level of total return through a combination of current income and capital appreciation.

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.gabelli.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports on paper free of charge, please contact your financial intermediary, or, if you invest directly with the Fund, you may call 800-422-3554 or send an email request to info@gabelli.com.

Performance Discussion (Unaudited)

During the first fiscal quarter we saw an increase in volatility after a strong 2025. There was a rotation out of AI related names, which had been an important factor in prior performance, but proved to be a headwind to start the year. Convertibles moved higher in the second fiscal quarter, led by breakout performance from a few large equity sensitive issues. Changing interest rate expectations and the implications of the Iran war led to some quarter end weakness, but the market outperformed its underlying equities, which were down through March. This relative outperformance is a typical characteristic of converts in times of volatility and is a key component of the risk adjusted equity exposure we seek for the fund.

Convertible issuance was quite strong in 2025 and that continued through the first half of the fiscal year. Following up on a record year, the first calendar quarter saw a greater pace of issuance in 2026. While this has been a welcome sight for convertible investors, some pricing has been driven by arbitrage demand, leading to lower coupons and higher premiums. We are participating in these issues where appropriate but continue to build our portfolio around balanced convertibles that we believe have asymmetrical upside potential.

At current levels the convertible market offers a YTM of 3.2% and a 36% premium to conversion value. Our portfolio offers a 2.5% YTM at a 29% conversion premium. Sensitivity to moves in underlying equities has increased slightly with the market delta now at 61. GCV’s convertible portfolio is slightly more equity sensitive with a delta of 67.At quarter end our portfolio was 24% equity sensitive, 75% total return, and 1% fixed income equivalent. This compares to the market at 41% equity, 32% total return, and 27% fixed income equivalent.

We have managed convertibles through multiple market cycles and remain optimistic about the possibilities of the asset class this year. Our focus on the total return segment of the market allows us to position the portfolio cautiously while participating when the market moves higher. We continue to look for opportunities for equity upside, particularly when market volatility creates attractive entry points.

Top contributors to the portfolio for the first half of 2026 included Lumentum Holdings Inc. 0.375% of ’32 (2.3% of net assets as of March 31, 2026), Nova Ltd. 0.0% of ’30 (0.9%), and Cohu Inc. 1.5% of ’31 (2.0%).

Detractors from performance included Shift4 Payments Inc. (1.1%), Eos Energy Enterprises 1.75% of ’31 (no longer held), and Centrus Energy Corp. 0.0% of ’32 (1.1%).

Thank you for your investment in The Gabelli Convertible and Income Securities Fund Inc.

We appreciate your confidence and trust.

The views expressed reflect the opinions of the Fund’s portfolio managers and Gabelli Funds, LLC, the Adviser, as of the date of this report and are subject to change without notice based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Comparative Results

Average Annual Returns through March 31, 2026 (a) (b) (Unaudited)

	Six Months	1 Year	5 Year	10 Year	15 Year	20 Year	25 Year	Since Inception (7/3/89)
The Gabelli Convertible and Income Securities Fund (GCV)
NAV Total Return (c)	0.66%	28.70%	2.09%	8.16%	6.94%	6.16%	5.92%	6.84%
Investment Total Return (d)	9.63	28.47	4.13	10.24	7.24	6.01	6.15	6.61	(e)
Bloomberg Government/Credit Bond Index	0.69	3.86	0.24	1.79	2.54	3.35	3.72	5.13	(f)
Lipper Convertible Securities Fund Average	4.41	21.87	4.62	10.85	8.60	8.01	7.70	8.65	(f)

(a)	The Fund’s fiscal year ends on September 30.
(b)	Performance returns for periods of less than one year are not annualized. Performance returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. The Fund’s use of leverage may magnify the volatility of net asset value changes versus funds that do not employ leverage. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www. gabelli.com for performance information as of the most recent month end. The Bloomberg Government/Credit Bond Index is a market value weighted index that tracks the performance of fixed rate, publicly placed, dollar denominated obligations. The Lipper Convertible Securities Fund Average reflects the average performance of open-end funds classified in this particular category. Dividends and interest income are considered reinvested. You cannot invest directly in an index.
(c)	Total returns and average annual returns reflect changes in the NAV per share, reinvestment of distributions at NAV on the ex-dividend date, and adjustments for rights offerings and are net of expenses. Since inception return is based on an initial NAV of $10.00.
(d)	Total returns and average annual returns reflect changes in closing market values on the NYSE, reinvestment of distributions, and adjustments for rights offerings. Since inception return is based on an initial offering price of $11.25 on March 31, 1995.
(e)	Since inception return is from March 31, 1995 when the Fund converted to closed-end status; before this date, the Fund had no operating history on the NYSE.
(f)	From June 30, 1989, the date closest to the Fund’s inception for which data is available.

Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of March 31, 2026:

The Gabelli Convertible and Income Securities Fund Inc.

Health Care	21.5%
Energy and Utilities	16.8%
Financial Services	9.4%
Energy and Energy Services	9.3%
Computer Software and Services	8.9%
Aerospace	8.0%
Semiconductors	5.5%
Telecommunications	5.2%
U.S. Government Obligations	3.6%
Diversified Industrial	3.3%
Retail	2.9%
Business Services	2.8%
Real Estate Investment Trusts	2.7%
Metals and Mining	2.3%
Consumer Services	1.5%
Equipment and Supplies	1.3%
Consumer Products	1.0%
Automotive: Parts and Accessories	0.5%
Entertainment	0.1%
Food and Beverage	0.1%
Broadcasting	0.1%
Computer Hardware	0.1%
Hotels and Gaming	0.0%*
Transportation	0.0%*
Other Assets and Liabilities (Net)	(6.9)%
100.0%

*	Amount represents less than 0.05%.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the SEC) for the first and third quarters of each year on Form N-PORT. Stockholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how each Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Gabelli Convertible and Income Securities Fund Inc.

Schedule of Investments — March 31, 2026 (Unaudited)

Principal			Market
Amount		Cost	Value
	CONVERTIBLE CORPORATE BONDS — 85.5%
	Aerospace — 5.9%
$1,250,000	AeroVironment Inc.,
	Zero Coupon, 07/15/30	$1,335,142	$1,226,250
500,000	AST SpaceMobile Inc.,
	2.000%, 01/15/36(a)	457,066	529,375
1,000,000	Astronics Corp.,
	Zero Coupon, 01/15/31(a)	1,083,356	1,393,500
800,000	BlackSky Technology Inc.,
	8.250%, 08/01/33(a)	841,494	966,000
800,000	Voyager Technologies Inc.,
	0.750%, 11/15/30(a)	798,614	831,200
		4,515,672	4,946,325
	Automotive: Parts and Accessories — 0.5%
400,000	Plug Power Inc.,
	6.750%, 12/01/33(a)	380,667	451,443

	Business Services — 2.0%
1,000,000	Live Nation Entertainment Inc.,
	2.875%, 01/15/30	1,012,664	1,080,000
580,000	Terawulf Inc.,
	Zero Coupon, 05/01/32(a)	582,750	600,540
		1,595,414	1,680,540
	Computer Software and Services — 6.9%
900,000	Akamai Technologies Inc.,
	0.250%, 05/15/33(a)	900,000	1,248,075
150,000	Bitdeer Technologies Group,
	4.000%, 11/15/31(a)	150,652	124,125
1,500,000	CyberArk Software Ltd.,
	Zero Coupon, 06/15/30(a)	1,518,508	1,543,950
	Nebius Group NV
250,000	1.250%, 03/15/31(a)	250,000	240,925
1,500,000	2.750%, 09/15/32(a)	1,556,069	1,569,750
750,000	2.625%, 03/15/33(a)	753,266	700,950
350,000	Whitefiber Inc.,
	4.500%, 02/01/31(a)	350,000	292,250
		5,478,495	5,720,025
	Consumer Products — 1.0%
850,000	Zoetis Inc.,
	0.250%, 06/15/29(a)	850,000	845,750

	Consumer Services — 1.5%
1,000,000	Uber Technologies Inc., Ser. 2028,
	0.875%, 12/01/28	1,056,887	1,204,250
Principal Amount		Cost	Market Value
	Diversified Industrial — 2.3%
$1,200,000	BWX Technologies Inc.,
	Zero Coupon, 11/01/30(a)	$1,220,974	$1,245,600
225,000	Enovix Corp.,
	4.750%, 09/15/30(a)	216,828	178,538
600,000	PureCycle Technologies Inc.,
	7.250%, 08/15/30	599,298	527,158
		2,037,100	1,951,296
	Energy and Energy Services —8.8%
850,000	Centrus Energy Corp.,
	Zero Coupon, 08/15/32(a)	1,079,473	903,338
1,200,000	Energy Fuels Inc.,
	0.750%, 11/01/31(a)	1,494,319	1,408,200
1,500,000	FirstEnergy Corp.,
	3.875%, 01/15/31(a)	1,593,127	1,731,000
1,000,000	Golar LNG Ltd.,
	2.750%, 12/15/30(a)	978,584	1,191,000
700,000	Liberty Energy Inc.,
	Zero Coupon, 03/01/31(a)	699,114	767,550
800,000	Solaris Energy Infrastructure Inc.,
	0.250%, 10/01/31	873,312	1,003,000
250,000	Ur-Energy Inc.,
	4.750%, 01/15/31(a)	332,268	304,750
		7,050,197	7,308,838
	Energy and Utilities — 13.9%
	CMS Energy Corp.
1,100,000	3.375%, 05/01/28	1,100,134	1,244,375
400,000	3.125%, 05/01/31(a)	400,000	410,700
940,000	Crescent Energy Co.,
	2.750%, 03/15/31(a)	954,800	1,081,470
2,000,000	Fluor Corp.,
	1.125%, 08/15/29	2,285,300	2,470,500
1,875,000	Northern Oil & Gas Inc.,
	3.625%, 04/15/29	1,974,508	2,063,145
875,000	Ormat Technologies Inc., Ser. A,
	1.500%, 03/15/31(a)	884,315	910,831
	PPL Capital Funding Inc.
1,400,000	2.875%, 03/15/28	1,380,180	1,641,850
500,000	3.000%, 12/01/30(a)	501,402	523,000
1,000,000	WEC Energy Group Inc.,
	4.375%, 06/01/29	1,000,000	1,238,250
		10,480,639	11,584,121

See accompanying notes to financial statements.

The Gabelli Convertible and Income Securities Fund Inc.

Schedule of Investments (Continued) — March 31, 2026 (Unaudited)

Principal Amount		Cost	Market Value
	CONVERTIBLE CORPORATE BONDS (Continued)
	Equipment and Supplies — 1.3%
$1,000,000	Mirion Technologies Inc.,
	0.250%, 06/01/30(a)	$1,105,372	$1,088,250

	Financial Services — 6.9%
1,930,000	Bitfarms Ltd.,
	1.375%, 01/15/31(a)	1,691,499	1,254,500
1,125,000	Cleanspark Inc.,
	Zero Coupon, 02/15/32(a)	1,125,000	760,500
195,000	Dave Inc.,
	Zero Coupon, 04/01/31(a)	203,206	185,445
820,000	Galaxy Digital Holdings LP,
	2.500%, 12/01/29(a)	820,000	940,470
350,000	Pagaya Technologies Ltd.,
	6.125%, 10/01/29	726,570	403,375
1,000,000	Riot Platforms Inc.,
	0.750%, 01/15/30	972,948	1,152,500
1,050,000	WisdomTree Inc.,
	4.500%, 10/01/31	1,070,382	1,089,165
		6,609,605	5,785,955
	Health Care — 19.2%
1,050,000	ANI Pharmaceuticals Inc.,
	2.250%, 09/01/29	1,067,018	1,305,281
440,000	Arrowhead Pharmaceuticals Inc.,
	Zero Coupon, 01/15/32	472,755	456,324
1,200,000	Bridgebio Pharma Inc.,
	1.750%, 03/01/31	1,280,391	2,037,900
500,000	Cogent Biosciences Inc.,
	1.625%, 11/15/31	544,414	613,250
520,000	CRISPR Therapeutics AG,
	1.731%, 03/01/31(a)	535,628	509,600
1,500,000	Cytokinetics Inc.,
	1.750%, 10/01/31(a)	1,659,943	1,915,313
1,200,000	Halozyme Therapeutics Inc.,
	0.875%, 11/15/32(a)	1,247,890	1,186,800
425,000	Indivior Pharmaceuticals Inc.,
	0.625%, 03/15/31(a)	425,000	433,500
950,000	Ionis Pharmaceuticals Inc.,
	Zero Coupon, 12/01/30(a)	1,003,856	992,156
1,250,000	Ligand Pharmaceuticals Inc.,
	0.750%, 10/01/30(a)	1,333,708	1,515,000
	OSI Systems Inc.
650,000	2.250%, 08/01/29	648,066	997,913
250,000	0.500%, 02/01/31(a)	250,000	255,750
Principal Amount		Cost	Market Value
$2,000,000	Sarepta Therapeutics Inc.,
	4.875%, 09/01/30(a)	$1,720,256	$1,677,500
1,000,000	Tempus AI Inc.,
	0.750%, 07/15/30(a)	1,002,050	955,750
890,000	TransMedics Group Inc.,
	1.500%, 06/01/28	1,027,625	1,153,840
		14,218,600	16,005,877
	Metals and Mining — 2.2%
450,000	Endeavour Silver Corp.,
	0.250%, 01/15/31(a)	450,000	487,710
100,000	First Majestic Silver Corp.,
	0.125%, 01/15/31(a)	100,000	127,400
500,000	MP Materials Corp.,
	3.000%, 03/01/30(a)	1,110,629	1,192,500
		1,660,629	1,807,610
	Real Estate Investment Trusts — 2.0%
1,600,000	Digital Realty Trust LP,
	1.875%, 11/15/29(a)	1,605,239	1,697,808

	Retail — 2.7%
1,000,000	Alibaba Group Holding Ltd.,
	0.500%, 06/01/31	1,285,193	1,388,750
800,000	GameStop Corp.,
	Zero Coupon, 06/15/32(a)	830,034	827,200
		2,115,227	2,215,950
	Semiconductors — 3.4%
1,260,000	Cohu Inc.,
	1.500%, 01/15/31(a)	1,296,617	1,695,960
500,000	Nova Ltd.,
	Zero Coupon, 09/15/30(a)	511,059	770,716
350,000	Ultra Clean Holdings Inc.,
	Zero Coupon, 03/15/31(a)	350,000	371,613
		2,157,676	2,838,289
	Telecommunications — 5.0%
1,000,000	ADTRAN Holdings Inc.,
	3.750%, 09/15/30(a)	1,000,000	1,346,692
350,000	Applied Digital Corp.,
	2.750%, 06/01/30	356,147	929,950
500,000	Lumentum Holdings Inc.,
	0.375%, 03/15/32(a)	507,994	1,927,263
		1,864,141	4,203,905
	TOTAL CONVERTIBLE CORPORATE BONDS	64,781,560	71,336,232

See accompanying notes to financial statements.

The Gabelli Convertible and Income Securities Fund Inc.

Schedule of Investments (Continued) — March 31, 2026 (Unaudited)

Shares		Cost	Market Value
	MANDATORY CONVERTIBLE SECURITIES(b) — 12.5%
	Aerospace — 2.0%
14,465	The Boeing Co.,
	6.000%, 10/15/27	$774,158	$938,489
15,000	VSE Corp.,
	5.750%, 02/01/29	806,160	754,500
		1,580,318	1,692,989
	Business Services — 0.8%
15,000	Oracle Corp., Ser. D,
	6.500%, 01/15/29	736,551	675,150

	Computer Software and Services — 2.0%
26,000	Hewlett Packard Enterprise Co.,
	7.625%, 09/01/27	1,329,775	1,677,260

	Energy and Energy Services — 0.4%
5,800	The Southern Co., Ser. A,
	7.125%, 12/15/28	291,750	298,120

	Energy and Utilities — 2.6%
40,000	NextEra Energy Inc.,
	7.234%, 11/01/27	1,892,472	2,101,600
2,000	PPL Corp.,
	7.000%, 02/15/29	100,000	102,580
		1,992,472	2,204,180
	Financial Services — 1.1%
17,000	Shift4 Payments Inc.,
	6.000%, 05/01/28	1,687,989	911,880

	Health Care — 1.5%
8,540	BrightSpring Health Services Inc.,
	6.750%, 02/01/27	427,000	1,213,022

	Semiconductors — 2.1%
30,000	Microchip Technology Inc.,
	7.500%, 03/15/28	1,500,631	1,709,100

	TOTAL MANDATORY CONVERTIBLE SECURITIES	9,546,486	10,381,701

	COMMON STOCKS — 5.3%
	Aerospace — 0.1%
400	The Boeing Co.†	57,710	79,612

	Broadcasting — 0.1%
35,000	Grupo Televisa SAB, ADR	102,123	101,850

	Computer Hardware — 0.1%
300	International Business Machines Corp.	35,592	72,717
Shares		Cost	Market Value
	Diversified Industrial — 1.0%
200	AMETEK Inc.	$35,570	$42,872
800	Chart Industries Inc.†	159,821	165,400
1,000	General Electric Co.	54,216	283,770
500	ITT Inc.	37,522	95,265
2,500	Textron Inc.	160,042	218,900
		447,171	806,207
	Energy and Energy Services — 0.1%
1,500	Halliburton Co.	46,429	58,485

	Energy and Utilities — 0.3%
12,000	Algonquin Power & Utilities Corp.	59,099	73,680
1,500	Avista Corp.	57,300	60,210
900	National Fuel Gas Co.	56,405	84,564
		172,804	218,454
	Entertainment — 0.1%
1,000	Atlanta Braves Holdings Inc., Cl. A†	40,612	47,150
2,000	Manchester United plc, Cl. A†	33,329	33,640
7,500	Ollamani SAB†	14,015	30,652
		87,956	111,442
	Financial Services — 1.4%
300	American Express Co.	26,746	90,744
400	Citigroup Inc.	17,698	45,364
300	JPMorgan Chase & Co.	29,275	88,248
100	Julius Baer Group Ltd.	2,591	7,274
200	Morgan Stanley	9,449	32,914
2,400	State Street Corp.	107,640	303,744
4,500	The Bank of New York Mellon Corp.	177,965	533,835
100	The PNC Financial Services Group Inc.	6,180	20,809
		377,544	1,122,932
	Food and Beverage — 0.1%
200	Brown-Forman Corp., Cl. A	5,564	5,358
800	Pernod Ricard SA	86,324	59,383
800	Remy Cointreau SA	40,521	34,010
300	The Campbell’s Company	9,655	6,681
		142,064	105,432
	Health Care — 0.8%
1,000	Baxter International Inc.	22,650	16,800
300	Johnson & Johnson	37,093	73,332
800	Merck & Co. Inc.	25,495	96,232
6,200	Pfizer Inc.	177,541	174,096
6,700	Roche Holding AG, ADR	235,114	333,057
		497,893	693,517

See accompanying notes to financial statements.

The Gabelli Convertible and Income Securities Fund Inc.

Schedule of Investments (Continued) — March 31, 2026 (Unaudited)

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Hotels and Gaming — 0.0%
1,000	Caesars Entertainment Inc.†	$23,142	$26,430
100	Wynn Resorts Ltd.	8,580	10,155
		31,722	36,585
	Metals and Mining — 0.1%
1,000	Newmont Corp.	41,520	108,250

	Real Estate Investment Trusts — 0.7%
7,205	Crown Castle Inc.	763,835	585,838

	Retail — 0.2%
150	Costco Wholesale Corp.	6,357	149,464

	Telecommunications — 0.2%
200	Swisscom AG	72,127	166,833

	Transportation — 0.0%
100	GATX Corp.	12,902	17,074

	TOTAL COMMON STOCKS	2,895,749	4,434,692

Principal Amount
	U.S. GOVERNMENT OBLIGATIONS — 3.6%
$3,015,000	U.S. Treasury Bills,
	3.621% to 3.646%††, 05/28/26 to 06/18/26	2,994,701	2,994,667

TOTAL INVESTMENTS — 106.9%		$80,218,496	89,147,292

Other Assets and Liabilities (Net) — 0.4%			351,746

PREFERRED STOCK — (7.3)% (607,500 preferred shares outstanding)			(6,075,000)

NET ASSETS — COMMON STOCK — 100% (20,147,486 common shares outstanding)			$83,424,038

NET ASSET VALUE PER COMMON SHARE ($83,424,038 ÷ 20,147,486 shares outstanding)			$4.14

(a)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(b)	Mandatory convertible securities are required to be converted on the dates listed; they generally may be converted prior to these dates at the option of the holder.
†	Non-income producing security.
††	Represents annualized yields at dates of purchase.

ADR	American Depositary Receipt

See accompanying notes to financial statements.

The Gabelli Convertible and Income Securities Fund Inc.

Statement of Assets and Liabilities

March 31, 2026 (Unaudited)

Assets:
Investments, at value (cost $80,218,496)	$89,147,292
Cash	9,675
Foreign currency, at value (cost $4,225)	4,227
Deposit at brokers	50
Dividends and interest receivable	297,546
Deferred offering expense	246,042
Prepaid expenses	11,386
Total Assets	89,716,218
Liabilities:
Distributions payable	2,632
Payable for investment advisory fees	77,621
Payable for payroll expenses	42,621
Payable for accounting fees	7,500
Series H Cumulative Preferred Shares, callable and mandatory redemption 09/26/27 (See Notes 2 and 7)	6,075,000
Other accrued expenses	86,806
Total Liabilities	6,292,180
Net Assets Attributable to Common Stockholders	$83,424,038

Net Assets Attributable to Common Stockholders Consist of:
Paid-in capital	$78,337,003
Total distributable earnings	5,087,035
Net Assets	$83,424,038

Net Asset Value per Common Share:
($83,424,038 ÷ 20,147,486 shares outstanding at $0.001 par value; unlimited number of shares authorized)	$4.14

Statement of Operations

For the six months ended March 31, 2026 (Unaudited)

Investment Income:
Dividends (net of foreign withholding taxes of $3,102)	$284,676
Interest	527,575
Total Investment Income	812,251
Expenses:
Investment advisory fees	466,695
Interest expense on preferred stock	156,195
Legal and audit fees	50,689
Payroll expenses	47,825
Directors’ fees	43,000
Stockholder communications expenses	42,941
Accounting fees	22,500
Stockholder services fees	20,709
Custodian fees	3,256
Interest expense	237
Miscellaneous expenses	20,459
Total Expenses	874,506
Less:
Expenses paid indirectly by broker (See Note 5)	(657)
Net Expenses	873,849
Net Investment Loss	(61,598)

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency:
Net realized gain on investments	897,260
Net realized loss on foreign currency transactions	(239)
Net realized gain on investments and foreign currency transactions	897,021
Net change in unrealized appreciation/(depreciation):
on investments	(175,513)
on foreign currency translations	(540)
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translations	(176,053)
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency	720,968
Net Increase in Net Assets Attributable to Common Stockholders Resulting from Operations	$659,370

See accompanying notes to financial statements.

The Gabelli Convertible and Income Securities Fund Inc.

Statement of Changes in Net Assets Attributable to Common Stockholders

	Six Months Ended March 31, 2026 (Unaudited)	Year Ended September 30, 2025
Operations:
Net investment income/(loss)	$(61,598)	$926,227
Net realized gain on investments and foreign currency transactions	897,021	8,610,226
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translations	(176,053)	11,901,232
Net Increase in Net Assets Attributable to Common Stockholders Resulting from Operations	659,370	21,437,685

Distributions to Common Stockholders:
Accumulated earnings	(2,741,279)*	(9,421,315)
Return of capital	(2,067,983)*	(112,471)
Total Distributions to Common Stockholders	(4,809,262)	(9,533,786)

Fund Share Transactions:
Net increase in net assets from common shares issued upon reinvestment of distributions	507,473	1,248,918
Net Increase in Net Assets from Fund Share Transactions	507,473	1,248,918

Net Increase/(Decrease) in Net Assets Attributable to Common Stockholders	(3,642,419)	13,152,817

Net Assets Attributable to Common Stockholders:
Beginning of year	87,066,457	73,913,640
End of period	$83,424,038	$87,066,457

*	Based on year to date book income. Amounts are subject to change and recharacterization at year end.

See accompanying notes to financial statements.

The Gabelli Convertible and Income Securities Fund Inc.

Statement of Cash Flows

For the six months ended March 31, 2026 (Unaudited)

Net increase in net assets attributable to common stockholders resulting from operations	$659,370

Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to Net Cash provided by Operating Activities:
Purchase of long term investment securities	(45,406,367)
Proceeds from sales of long term investment securities	44,872,012
Net sales of short term investment securities	4,819,000
Net realized gain on investments	(897,260)
Net change in unrealized depreciation on investments	175,513
Net accretion of discount	109,350
Decrease in dividends and interest receivable	37,768
Increase in deferred offering expense	(41,305)
Decrease in prepaid expenses	9,581
Decrease in payable for investments purchased	(439,529)
Increase in payable for investment advisory fees	2,518
Increase in payable for payroll expenses	8,062
Decrease in other accrued expenses	(31,066)
Net cash provided by operating activities	3,877,647

Net decrease in net assets resulting from financing activities:
Distributions to common stockholders	(4,811,015)
Net increase in net assets from common shares issued upon reinvestment of distributions	507,473
Net cash used in financing activities	(4,303,542)
Net decrease in cash	(425,895)
Cash (including foreign currency):
Beginning of year	439,847
End of period	$13,952

Supplemental disclosure of cash flow information and non-cash activities:
Interest paid on preferred stock	$156,195
Interest paid on bank overdrafts	237
Increase in net assets from common shares issued upon reinvestment of distributions	507,473
Value of shares received as part of mergers of certain Fund investments	3,622,717

The following table provides a reconciliation of cash, cash held at broker, and foreign currency reported within the Statement of Assets and Liabilities that sum to the total of the same amount above at March 31, 2026:

Cash	$9,675
Foreign currency, at value	4,227
Cash held at broker	50
$13,952

See accompanying notes to financial statements.

The Gabelli Convertible and Income Securities Fund Inc.

Financial Highlights

Selected data for a common share outstanding throughout each period:

	Six Months Ended March 31, 2026		Year Ended September 30,				For the Period January 1, 2023 to September 30,		Year Ended December 31,
	(Unaudited)		2025		2024		2023		2022		2021
Operating Performance:
Net asset value, beginning of year	$4.35		$3.75		$3.85		$4.18		$6.32		$6.76
Net investment income/(loss)	(0.00	)(a)	0.05		0.03		0.08		(0.04)		(0.06)
Net realized and unrealized gain/(loss) on investments, securities sold short, swap contracts, and foreign currency transactions	0.03		1.03		0.35		(0.05)		(1.63)		0.18
Total from investment operations	0.03		1.08		0.38		0.03		(1.67)		0.12

Net Increase/(Decrease) in Net Assets Attributable to Common Stockholders Resulting from Operations	0.03		1.08		0.38		0.03		(1.67)		0.12

Distributions to Common Stockholders:
Net investment income	(0.01	)*	(0.06)		(0.05)		(0.11)		(0.09)		—
Net realized gain	(0.13	)*	(0.41)		—		(0.15)		(0.39)		(0.56)
Return of capital	(0.10	)*	(0.01)		(0.43)		(0.10)		(0.00	)(a)	—
Total distributions to common stockholders	(0.24)		(0.48)		(0.48)		(0.36)		(0.48)		(0.56)

Fund Share Transactions:
Increase/decrease in net asset value from common shares issued upon reinvestment of distributions	(0.00	)(a)	(0.00	)(a)	(0.00	)(a)	0.00	(a)	0.01		0.00 (a)
Offering costs and adjustment to offering costs for preferred shares charged to paid-in capital	—		—		—		—		(0.00	)(a)	—
Offering costs for common shares charged to paid-in capital	—		—		—		(0.00	)(a)	—		—
Total Fund share transactions	(0.00	)(a)	(0.00	)(a)	(0.00	)(a)	(0.00	)(a)	0.01		0.00 (a)

Net Asset Value Attributable to Common Stockholders, End of Period	$4.14		$4.35		$3.75		$3.85		$4.18		$6.32
NAV total return †	0.66%		30.96%		10.66%		0.46%		(26.75)%		1.72%
Market value, end of period	$4.28		$4.13		$3.67		$3.75		$4.80		$6.88
Investment total return ††	9.63%		27.13%		11.30%		(14.69)%		(23.48)%		20.11%

See accompanying notes to financial statements.

The Gabelli Convertible and Income Securities Fund Inc.

Financial Highlights (Continued)

Selected data for a common share outstanding throughout each period:

	Six Months Ended March 31, 2026		Year Ended September 30,				For the Period January 1, 2023 to September 30,		Year Ended December 31,
	(Unaudited)		2025		2024		2023		2022		2021
Ratios to Average Net Assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of period (in 000’s)	$89,499		$93,141		$80,314		$89,486		$95,247		$153,268
Net assets attributable to common shares, end of period (in 000’s)	$83,424		$87,066		$73,914		$74,486		$80,247		$119,508
Ratio of net investment income/(loss) to average net assets attributable to common shares before preferred share distributions	(0.14	)%(b)	1.20%		0.84%		2.47	%(b)	(0.87)%		(0.94)%
Ratio of operating expenses to average net assets attributable to common shares before fees waived/fee reduction (c)(d)	2.00	%(b)(e)(f)	2.07	%(e)(f)	2.41	%(e)	2.84	%(b)(e)	3.23	%(e)	2.87	%(g)
Ratio of operating expenses to average net assets attributable to common shares net of fees waived/fee reduction, if any (d)(h)	2.00	%(b)(e)(f)	2.07	%(e)(f)	2.41	%(e)	2.84	%(b)(e)	3.23	%(e)	2.87	%(g)
Portfolio turnover rate	51%		94%		77%		37	%(i)	49%		35%

Cumulative Preferred Stock:
4.000% Series E Preferred
Liquidation value, end of period (in 000’s)	—		—		—		—		—		$33,760
Total shares outstanding (in 000’s)	—		—		—		—		—		338
Liquidation preference per share	—		—		—		—		—		$100.00
Average market value (j)(k)	—		—		—		—		—		$100.00
Asset coverage per share	—		—		—		—		—		$453.99
5.200% Series G Preferred
Liquidation value, end of period (in 000’s)	—		—		$6,400		$15,000		$15,000		—
Total shares outstanding (in 000’s)	—		—		640		1,500		1,500		—
Liquidation preference per share	—		—		$10.00		$10.00		$10.00		—
Average market value (j)(l)	—		—		$10.00		$10.00		$10.00		—
Asset coverage per share	—		—		$125.49		$59.66		$63.50		—

See accompanying notes to financial statements.

The Gabelli Convertible and Income Securities Fund Inc.

Financial Highlights (Continued)

Selected data for a common share outstanding throughout each period:

	Six Months Ended March 31, 2026	Year Ended September 30,		For the Period January 1, 2023 to September 30,	Year Ended December 31,
	(Unaudited)	2025	2024	2023	2022	2021
5.200% Series H Preferred
Liquidation value, end of period (in 000’s)	$6,075	$6,075	—	—	—	—
Total shares outstanding (in 000’s)	608	608	—	—	—	—
Liquidation preference per share	$10.00	$10.00	—	—	—	—
Average market value (j)(m)	$10.00	$10.00	—	—	—	—
Asset coverage per share	$147.32	$153.32	—	—	—	—
Asset Coverage	1,473%	1,533%	1,255%	597%	635%	454%

†	Based on net asset value per share, adjusted for the rights offering and for reinvestment of distributions at the net asset value per share on the ex-dividend dates. Total return for a period of less than one year is not annualized.
††	Based on market value per share, adjusted for the rights offering and for reinvestment of distributions at prices obtained under the Fund’s dividend reinvestment plan. Total return for a period of less than one year is not annualized.
*	Based on year to date book income. Amounts are subject to change and recharacterization at year end.
(a)	Amount represents less than $0.005 per share.
(b)	Annualized.
(c)	Ratio of operating expenses to average net assets including liquidation value of preferred shares before fee waived for the six months ended March 31, 2026, fiscal years ended September 30, 2025 and 2024, for the period January 1, 2023 to September 30, 2023, and the years ended December 31, 2022, and 2021, would have been 1.87%, 1.92%, 2.16%, 2.40%, 2.43%, and 2.27%, respectively.
(d)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For all periods presented there was no material impact on the expense ratios.
(e)	The Fund incurred interest expense on the Series G Preferred Shares issued December 29, 2022. (see Footnotes 2 and 7).
(f)	The Fund incurred interest expense on the Series H Preferred Shares issued June 26, 2025. (see Footnotes 2 and 7).
(g)	The Fund incurred interest expense on the Series E Preferred Shares issued October 16, 2019. (see Footnotes 2 and 7).
(h)	Ratio of operating expenses to average net assets including liquidation value of preferred shares net of advisory fee reduction for the six months ended March 31, 2026, fiscal years ended September 30, 2025 and 2024, for the period January 1, 2023 to September 30, 2023, and the years ended December 31, 2022, and 2021, would have been 1.87%, 1.91%, 2.16%, 2.39%, 2.43%, and 2.27%, respectively.
(i)	Not annualized.
(j)	Based on weekly prices.
(k)	The Series E Preferred was a private placement and was not listed on an exchange. The average market price shown was the $100 liquidation preference of the Series E Preferred.
(l)	The Series G Preferred was a private placement and was not listed on an exchange. The average market price shown was the $10 liquidation preference of the Series G Preferred.
(m)	The Series H Preferred is a private placement and is not listed on an exchange. The average market price shown is the $10 liquidation preference of the Series H Preferred.

See accompanying notes to financial statements.

The Gabelli Convertible and Income Securities Fund Inc.

Notes to Financial Statements (Unaudited)

1. Organization. The Gabelli Convertible and Income Securities Fund(the Fund) was incorporated on December 19, 1988 in Maryland. The Fund is a diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective is to seek a high level of total return through a combination of current income and capital appreciation by investing in convertible securities. The Fund commenced investment operations on July 3, 1989. At a special meeting of stockholders held on February 17, 1995, the Board of Directors (the Board) voted to approve the conversion of the Fund to closed-end status, effective March 31, 1995. On February 15, 2023, the Board approved a change of the fiscal year end of the Fund from December 31 to September 30, effective as of September 30, 2023. This report reflects the activity of the Fund for the six months ended March 31, 2026.

Gabelli Funds, LLC (the Adviser), with its principal offices located at One Corporate Center, Rye, New York 10580-1422, serves as investment adviser to the Fund. The Adviser makes investment decisions for the Fund and continuously reviews and administers the Funds’ investment program and manages the operations of the Fund under the general supervision of the Fund’s Board.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (GAAP) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. The Board has designated the Adviser as the valuation designee (Valuation Designee) under Rule 2a-5. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Valuation Designee so determines, by such other method as the Valuation Designee shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser.

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Valuation Designee if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the securities are valued using the closing bid price, unless the Valuation Designee determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Valuation Designee. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one or more dealers in the instrument in question by the Adviser.

The Gabelli Convertible and Income Securities Fund Inc.

Notes to Financial Statements (Unaudited) (Continued)

Securities and assets for which market quotations are not readily available are fair valued as determined by the Valuation Designee. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — unadjusted quoted prices in active markets for identical securities;

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of March 31, 2026 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Total Market Value at 03/31/26
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Convertible Corporate Bonds (a)	—	$71,336,232	$71,336,232
Mandatory Convertible Securities (a)	$10,381,701	—	10,381,701
Common Stocks (a)	4,434,692	—	4,434,692
U.S. Government Obligations	—	2,994,667	2,994,667
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$14,816,393	$74,330,899	$89,147,292

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

The Gabelli Convertible and Income Securities Fund Inc.

Notes to Financial Statements (Unaudited) (Continued)

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider include recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Series G and Series H Cumulative Preferred Stock. For financial reporting purposes only, the liquidation value of preferred stock that has a mandatory call date is classified as a liability within the Statement of Assets and Liabilities and the dividends paid on this preferred stock are included as a component of “Interest expense on preferred stock” within the Statement of Operations. Offering costs are amortized over the life of the preferred stock.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or

The Gabelli Convertible and Income Securities Fund Inc.

Notes to Financial Statements (Unaudited) (Continued)

dealer discounts and other selling expenses than the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. At March 31, 2026, the Fund did not hold any restricted securities.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method or amortized to earliest call date, if applicable. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends. The Fund owns real estate investment trusts (REITs), and the distributions received from REITs may be classified as dividends, capital gains, or return of capital.

Custodian Fee Credits. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.”

Distributions to Stockholders. Distributions to common stockholders are recorded on the ex-dividend date. Distributions to stockholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. These reclassifications have no impact on the NAV of the Fund.

The Fund declares and pays quarterly distributions from net investment income, capital gains, and paid-in capital. The actual source of the distribution is determined after the end of the year. Distributions during the year may be made in excess of required distributions. To the extent such distributions are made from current earnings and profits, they are considered ordinary income or long term capital gains. Distributions sourced from paid-in capital should not be considered as dividend yield or the total return from an investment in the Fund. The Board will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s NAV and the financial market environment. The Fund’s distribution policy is subject to modification by the Board at any time.

Distributions to stockholders of the Fund’s 5.20% Series H Cumulative Preferred Stock (Series H Preferred) are recorded on a daily basis and are determined as described in Note 7.

The Gabelli Convertible and Income Securities Fund Inc.

Notes to Financial Statements (Unaudited) (Continued)

The tax character of distributions paid during the fiscal year ended September 30, 2025 was as follows:

Distributions paid from:
Ordinary income (inclusive of short term capital gains)	$9,421,315
Return of capital	112,471
Total distributions paid	$9,533,786

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

The following summarizes the tax cost of investments and the related net unrealized appreciation at March 31, 2026:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$80,227,477	$12,067,970	$(3,148,155)	$8,919,815

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. During the six months ended March 31, 2026, the Fund did not incur any income tax, interest, or penalties. As of March 31, 2026, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

Recent Accounting Pronouncement. During the reporting period, the Fund adopted Accounting Standards Update 2023-09, Income Taxes (Topic 740)—Improvements to Income Tax Disclosures (“ASU 2023-09”). The amendment enhances income tax disclosures by requiring greater disclosure of income taxes paid by jurisdiction. During the reporting period, the Fund paid less than 1% in foreign or U.S. federal, state or local income taxes.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the Advisory Agreement) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, equal on an annual basis to 1.00% of the value of its average daily net assets including the liquidation value of preferred stock. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs.

4. Portfolio Securities. Purchases and sales of securities during the six months ended March 31, 2026, other than short term securities and U.S. Government obligations, aggregated $45,457,132 and $44,871,406, respectively. Purchases and sales of U.S. Government obligations for the six months ended March 31, 2026 aggregated $27,847,524 and $32,666,524, respectively.

The Gabelli Convertible and Income Securities Fund Inc.

Notes to Financial Statements (Unaudited) (Continued)

5. Transactions with Affiliates and Other Arrangements. During the six months ended March 31, 2026, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $657.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. Under the sub-administration agreement with Bank of New York, the fees paid include the cost of calculating the Fund’s NAV. The Fund reimburses the Adviser for this service. During the six months ended March 31, 2026, the Fund accrued $22,500 in accounting fees in the Statement of Operations.

As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although the officers may receive incentive based variable compensation from affiliates of the Adviser). During the six months ended March 31, 2026, the Fund accrued $47,825 in payroll expenses in the Statement of Operations.

The Fund pays each Independent Trustee and certain Interested Trustees retainers and per meeting fees, plus specified amounts to the Lead Trustee and Audit Committee Chairman. Trustees are also reimbursed for out of pocket expenses incurred in attending meetings. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

6. Line of Credit. The Fund participates in an unsecured and uncommitted line of credit of up to $10,000,000 under which it may borrow from the bank for temporary borrowing purposes. Borrowings under this arrangement bear interest at a floating rate based on equal to the higher of the Federal Funds Effective Rate or one-month Secured Overnight Financing Rate (SOFR) in effect on that day. This amount, if any, would be included in “Interest expense” in the Statement of Operations. During the six months ended March 31, 2026, there were no borrowings under the line of credit.

7. Capital. The charter permits the Fund to issue 998,000,000 shares of common stock (par value $0.001). The Board has authorized the repurchase of up to 500,000 shares of common stock on the open market when the shares are trading at a discount of 10% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the six months ended March 31, 2026 and the fiscal year ended September 30, 2025, the Fund did not repurchase any shares of its common stock in the open market.

For the six months ended March 31, 2026 and the fiscal year ended September 30, 2025, transactions in common stock were as follows:

	Six Months Ended March 31, 2026 (Unaudited)		Year Ended September 30, 2025
	Shares	Amount	Shares	Amount
Net increase in net assets from common shares issued upon reinvestment of distributions	120,625	$507,473	330,172	$1,248,918

As of March 31, 2026, the Fund had an effective shelf registration available through September 30, 2027, which authorizes issuance of $125 million in common or preferred shares.

The Fund’s Articles of Incorporation authorize the issuance of up to 1,995,000 shares of $0.001 par value Preferred Stock. The Preferred Stock is senior to the common stock and results in the financial leveraging of

The Gabelli Convertible and Income Securities Fund Inc.

Notes to Financial Statements (Unaudited) (Continued)

the common stock. Such leveraging tends to magnify both the risks and opportunities to common stockholders. Dividends on shares of the Preferred Stock are cumulative. The Fund is required by the 1940 Act and by the Fund’s Articles Supplementary to meet certain asset coverage tests with respect to the Preferred Stock. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Series G Preferred at the redemption price of $10 per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to common stockholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund’s assets may vary in a manner unrelated to the fixed and variable rates, which could have either a beneficial or detrimental impact on net investment income and gains available to common stockholders.

On December 29, 2022, the Fund issued 1,500,000 shares of Series G 5.20% Cumulative Preferred Stock, receiving $14,898,306 after the deduction of offering expenses of $101,694. The Series G Preferred has a liquidation value of $10 per share and an annual dividend rate of 5.20%. On December 26, 2023, 860,000 shares of Series G Preferred were put back to the Fund at their liquidation preference of $10 per share. On June 26, 2025, the Fund redeemed all outstanding Series G Preferred at the liquidation preference of $10 per share.

On June 26, 2025, the Fund issued 607,500 shares of Series H 5.20% Cumulative Preferred Stock (Series H Preferred), receiving $6,075,000 after deduction of estimated offering expenses. The Series H Preferred has a liquidation value of $10 per share and an annual dividend rate of 5.20%. The Series H Preferred are subject to mandatory redemption on September 26, 2027. The Series H Preferred are not subject to optional redemption unless such redemption is necessary, in the judgment of the Board, to maintain the Fund’s status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund will also redeem all or any part of the outstanding Series H Preferred that holders have properly tendered for redemption during each sixty day period prior to June 26, 2026, and March 26, 2027, at the liquidation preference, plus any accumulated and unpaid dividends.

The holders of preferred stock generally are entitled to one vote per share held on each matter submitted to a vote of stockholders of the Fund and will vote together with holders of common stock as a single class. The holders of Series H Preferred voting together as a single class also have the right currently to elect two Directors and, under certain circumstances, are entitled to elect a majority of the Board. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the preferred stock, voting as a single class, will be required to approve any plan of reorganization adversely affecting the preferred stock, and the approval of two-thirds of each class, voting separately, of the Fund’s outstanding voting stock must approve the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding preferred stock and a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities are required to approve certain other actions, including changes in the Fund’s investment objectives or fundamental investment policies.

8. Significant Shareholder. As of March 31, 2026, 9.5% of common shares and 0.0% of the preferred shares were beneficially owned by the Adviser and its affiliates, including 25% or greater holders’ managed accounts for which the affiliates of the Adviser have voting control but disclaim pecuniary interest.

9. Convertible Securities Concentration. The Fund will invest at least 80% of its net assets, under normal market conditions, in a combination of convertible securities and income producing securities (the 80%

The Gabelli Convertible and Income Securities Fund Inc.

Notes to Financial Statements (Unaudited) (Continued)

Policy). The Fund expects to continue its practice of focusing on convertible securities to the extent attractive opportunities are available. The 80% Policy may be changed without stockholder approval. However, the Fund has adopted a policy to provide stockholders with notice at least sixty days prior to the implementation of any change in the 80% Policy.

10. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

11. Segment Reporting. The Fund’s Principal Executive Officer and Principal Financial Officer act as the Fund’s chief operating decision maker (CODM), as defined in ASC Topic 280, assessing performance and making decisions about resource allocation. The CODM has determined that the Fund has a single operating segment based on the fact that the CODM monitors the operating results of the Fund as a whole and the Fund’s long term strategic asset allocation is guided by the Fund’s investment objective and principal investment strategies, and executed by the Fund’s portfolio management team, comprised of investment professionals employed by the Adviser. The financial information provided to and reviewed by the CODM is consistent with that presented in the Fund’s Schedule of Investments, Statements of Operations and Changes in Net Assets and Financial Highlights.

12. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

The Gabelli Convertible and Income Securities Fund Inc.

Notes to Financial Statements (Unaudited) (Continued)

Certifications

The Fund’s Chief Executive Officer has certified to the New York Stock Exchange (NYSE) that, as of May 19, 2026, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund reports to the SEC on Form N-CSR which contains certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s disclosure in such reports and that are required by Rule 30a-2(a) under the 1940 Act.

Stockholder Meeting – May 11, 2026 – Final Results

The Fund’s Annual Meeting of Stockholders was held on May 11, 2026. At that meeting, common and preferred stockholders, voting together as a single class, re-elected Vincent D. Enright, Anthonie C. van Ekris, and Salvatore J. Zizza as Directors of the Fund, with 13,202,620 votes, 13,202,994 votes, and 13,198,965 votes cast in favor of these Directors, and 487,066 votes, 486,692 votes, and 490,721 votes withheld for these Directors, respectively.

In addition, preferred shareholders, voting as a separate class, re-elected Anthony S. Colavita as a Director of the Fund, with 377,500 votes cast in favor of this Director and zero votes withheld for this Director.

John Birch, Thomas H. Dinsmore, Daniel D. Harding, Agnes Mullady, Leslie F. Foley, Michael J. Melarkey, and Christina A. Peeney continue to serve in their capacities as Directors of the Fund.

We thank you for your participation and appreciate your continued support.

THE GABELLI CONVERTIBLE & INCOME SECURITIES FUND INC.

AND YOUR PERSONAL PRIVACY

Who are we?

The Gabelli Convertible & Income Securities Fund Inc. is a closed-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc., a publicly held company that has subsidiaries that provide investment advisory services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

When you purchase shares of the Fund on the New York Stock Exchange, you have the option of registering directly with our transfer agent in order, for example, to participate in our dividend reinvestment plan.

●	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

●	Information about your transactions with us. This would include information about the shares that you buy or sell; it may also include information about whether you sell or exercise rights that we have issued from time to time. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information.

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THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.

One Corporate Center

Rye, NY 10580-1422

Portfolio Management Team Biographies

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management, Inc. He is also Executive Chairman of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

James A. Dinsmore, CFA, joined Gabelli Funds, LLC in 2015. He currently serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Fund Complex. Mr. Dinsmore received a BA in Economics from Cornell University and an MBA degree from Rutgers University.

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “Convertible Securities Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed-End Funds section under the heading “Convertible Securities Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XGCVX”.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may, from time to time, purchase its common shares in the open market when the Fund’s shares are trading at a discount of 10% or more from the net asset value of the shares.

t 800-GABELLI (800-422-3554)
f 914-921-5118
e info@gabelli.com
GABELLI.COM

DIRECTORS

John Birch
Partner,
The Cardinal Partners Global

E. Val Cerutti
Chief Executive Officer,
Curutti Consultants, Inc.

Anthony S. Colavita
President,
Anthony S. Colavita, P.C.

Thomas H. Dinsmore, CFA
Former Portfolio Manager,
Gabelli Funds, LLC

Vincent D. Enright
Former Senior Vice President
And Chief Financial Officer,
KeySpan Corp.

Leslie F. Foley
Attorney

Daniel D. Harding
Managing General Director,
Global Equity Income Fund

Michael J. Melarkey
Of Counsel,
McDonald Carano Wilson LLP

Agnes Mullady
Former Senior Vice President,
GAMCO Investors, Inc.

Christina Peeney
Adjunct Professor,
Middlesex County College

Werner J. Roeder
Former Medical Director,
Lawrence Hospital

Anthonie C. van Ekris
Chairman,
BALMAC International Inc.

Salvatore J. Zizza
Chairman,
Zizza and Associates Corp.

OFFICERS

John C. Ball
President, Treasurer,
Principal Financial &
Accounting Officer

Peter Goldstein
Secretary & Vice President

Richard J. Walz
Chief Compliance Officer

Laurissa M. Martire
Vice President

Bethany A. Uhlein
Vice President & Ombudsman

INVESTMENT ADVISER

CUSTODIAN

State Street Bank and Trust
Company

COUNSEL

Skadden, Arps, Slate, Meagher
& Flom LLP

TRANSFER AGENT AND
REGISTRAR

Computershare Trust Company, N.A.

GCV Q1/2026

GABELLI
FUNDS

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND, INC.

GCV

Semiannual Report
March 31, 2026

(b)	Not applicable

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

(a)	Not applicable.

(b)	Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7.	Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 8.	Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9.	Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10.	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11.	Statement Regarding Basis for Approval of Investment Advisory Contract.

At its meeting on February 11, 2026 the Board of Directors (Board) of the Fund approved the continuation of the investment advisory agreement with the Adviser for the Fund on the basis of the recommendation by the trustees who are not interested persons of the Fund (the Independent Board Members). The following paragraphs summarize the material information and factors considered by the Independent Board Members as well as their conclusions relative to such factors.

Nature, Extent and Quality of Services. The Independent Board Members considered information regarding the portfolio managers, the depth of the analyst pool available to the Adviser and the portfolio managers, the scope of supervisory, administrative, stockholder and other services supervised or provided by the Adviser and the absence of significant service problems reported to the Board. The Independent Board Members noted the experience, length of service and reputation of the portfolio managers.

Investment Performance. The Independent Board Members reviewed the performance of the Fund for the one, three, five and ten year periods ended December 31, 2025 against a peer group of eighteen other convertible and total return income oriented funds selected by the Adviser (the “Adviser Peer Group”). The Independent Board Members noted that the Fund’s performance was in the first quartile for the one-year period, the third quartile for the three- and ten-year periods, and fourth quartile for the five-year period for the Adviser Peer Group. The Independent Board Members discussed these comparative performance results, noted the Fund’s stronger recent performance.

Profitability. The Independent Board Members reviewed summary data regarding the profitability of the Fund to the Adviser both with an administrative overhead charge and without such charge. The Board also reviewed materials showing that a portion of the Fund’s portfolio transactions was executed by the Adviser’s affiliated broker, resulting in incremental profits to the broker.

Economies of Scale. The Independent Board Members considered the major elements of the Adviser’s cost structure and the relationship of those elements to potential economies of scale. The Independent Board Members noted that the Fund was a closed-end fund and unlikely to realize any economies of scale potentially available through growth in the absence of additional offerings.

Sharing of Economies of Scale. The Independent Board Members noted that the investment advisory fee schedule for the Fund does not take into account any potential economies of scale that may develop.

Service and Cost Comparisons. The Independent Board Members compared the expense ratios of the investment advisory fee, other expenses, and total expenses of the Fund to similar expense ratios of the Adviser Peer Group and noted that the advisory fee includes substantially all administrative services of the Fund as well as investment advisory services of the Adviser. The Independent Board Members noted that the Fund’s effective management fee and total expense ratio were above average, but noted that the Fund’s size was below average within the applicable peer groups. The Independent Board Members also noted the effective management fee relative to other funds in the Adviser Peer Group that utilized leverage noting that the Fund’s effective management fee was below the average of such funds. The Independent Board Members were presented with information comparing the advisory fee to the fee for other types of accounts managed by the Adviser.

Conclusions. The Independent Board Members concluded that the Fund enjoyed highly experienced portfolio management services, good ancillary services and an acceptable performance record within its relatively conservative stance, particularly with respect to long-term performance. The Independent Board Members also concluded that the Fund’s expense ratios were acceptable in light of the Fund’s size, and that, in part due to the Fund’s structure as a closed-end fund, economies of scale were not a significant factor in their thinking. The Independent Board Members did not view the potential profitability of ancillary services as material to their decision. On the basis of the foregoing and without assigning particular weight to any single conclusion, the Independent Board Members determined to recommend continuation of the Advisory Agreement to the full Board.

Based on a consideration of all these factors in their totality, the Board Members, including all of the Independent Board Members, determined that the Fund’s advisory fee was appropriate in light of the quality of services provided and in light of the other factors described above that the Board deemed relevant. Accordingly, the Board Members determined to approve the continuation of the Fund’s Advisory Agreement. The Board Members based their decision on evaluations of all these factors as a whole and did not consider any one factor as all-important or controlling.

Item 12.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 14.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased)	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet be Purchased Under the Plans or Programs
Month #1 10/01/2025 through 10/31/2025	Common – N/A Preferred Series H – N/A	Common – N/A Preferred Series H – N/A	Common – N/A Preferred Series H – N/A	Common – 20,026,861 Preferred Series H – 607,500
Month #2 11/01/2025 through 11/30/2025	Common – N/A Preferred Series H – N/A	Common – N/A Preferred Series H – N/A	Common – N/A Preferred Series H – N/A	Common – 20,026,861 Preferred Series H – 607,500
Month #3 12/01/2025 through 12/31/2025	Common – N/A Preferred Series H – N/A	Common – N/A Preferred Series H – N/A	Common – N/A Preferred Series H – N/A	Common – 20,050,323 Preferred Series H – 607,500
Month #4 01/01/2026 through 01/31/2026	Common – N/A Preferred Series H – N/A	Common – N/A Preferred Series H – N/A	Common – N/A Preferred Series H – N/A	Common – 20,050,323 Preferred Series H – 607,500
Month #5 02/01/2026 through 02/28/2026	Common – N/A Preferred Series H – N/A	Common – N/A Preferred Series H – N/A	Common – N/A Preferred Series H – N/A	Common – 20,050,323 Preferred Series H – 607,500
Month #6 03/01/2026 through 03/31/2026	Common – N/A Preferred Series H – N/A	Common – N/A Preferred Series H – N/A	Common – N/A Preferred Series H – N/A	Common – 20,147,486 Preferred Series H – 607,500
Total	Common – N/A Preferred Series H – N/A	Common – N/A Preferred Series H – N/A	Common – N/A Preferred Series H – N/A

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.	The date each plan or program was announced – The notice of the potential repurchase of common and preferred shares occurs semiannually in the Fund’s reports to shareholders in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.

b.	The dollar amount (or share or unit amount) approved – Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 10% or more from the net asset value of the shares. Any or all preferred shares outstanding may be repurchased at a discount to their liquidation value.

c.	The expiration date (if any) of each plan or program – The Fund’s repurchase plans are ongoing.

d.	Each plan or program that has expired during the period covered by the table – The Fund’s repurchase plans are ongoing.

e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. – The Fund’s repurchase plans are ongoing.

Item 15.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 16.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	If the registrant is a closed-end management investment company, provide the following dollar amounts of income and fees/compensation related to the securities lending activities of the registrant during its most recent fiscal year:

(1)	Gross income from securities lending activities; $0

(2)	All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (“revenue split”); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees; $0

(3)	The aggregate fees/compensation disclosed pursuant to paragraph (2); $0 and

(4)	Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)). $0

(b)	If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrant’s most recent fiscal year. N/A

Item 18.	Recovery of Erroneously Awarded Compensation.

(a)	If at any time during or after the last completed fiscal year the registrant was required to prepare an accounting restatement that required recovery of erroneously awarded compensation pursuant to the registrant’s compensation recovery policy required by the listing standards adopted pursuant to 17 CFR 240.10D-1, or there was an outstanding balance as of the end of the last completed fiscal year of erroneously awarded compensation to be recovered from the application of the policy to a prior restatement, the registrant must provide the following information:

(1)	For each restatement:

(i)	The date on which the registrant was required to prepare an accounting restatement; N/A

(ii)	The aggregate dollar amount of erroneously awarded compensation attributable to such accounting restatement, including an analysis of how the amount was calculated; $0

(iii)	If the financial reporting measure defined in 17 CFR 10D-1(d) related to a stock price or total shareholder return metric, the estimates that were used in determining the erroneously awarded compensation attributable to such accounting restatement and an explanation of the methodology used for such estimates; N/A

(iv)	The aggregate dollar amount of erroneously awarded compensation that remains outstanding at the end of the last completed fiscal year; $0 and

(v)	If the aggregate dollar amount of erroneously awarded compensation has not yet been determined, disclose this fact, explain the reason(s) and disclose the information required in (ii) through (iv) in the next annual report that the registrant files on this Form N-CSR; N/A

(2)	If recovery would be impracticable pursuant to 17 CFR 10D-1(b)(1)(iv), for each named executive officer and for all other executive officers as a group, disclose the amount of recovery forgone and a brief description of the reason the registrant decided in each case not to pursue recovery; $0 and

(3)	For each named executive officer from whom, as of the end of the last completed fiscal year, erroneously awarded compensation had been outstanding for 180 days or longer since the date the registrant determined the amount the individual owed, disclose the dollar amount of outstanding erroneously awarded compensation due from each such individual. $0

(b)	If at any time during or after its last completed fiscal year the registrant was required to prepare an accounting restatement, and the registrant concluded that recovery of erroneously awarded compensation was not required pursuant to the registrant’s compensation recovery policy required by the listing standards adopted pursuant to 17 CFR 240.10D-1, briefly explain why application of the recovery policy resulted in this conclusion. N/A

Item 19.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	Not applicable.

(a)(3)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Gabelli Convertible & Income Securities Fund Inc.

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Executive Officer

Date	June 8, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Executive Officer

Date	June 8, 2026

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Financial Officer and Treasurer

Date	June 8, 2026

*	Print the name and title of each signing officer under his or her signature.